UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2009

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2009, Chart Industries, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders approved the Chart Industries, Inc. 2009 Omnibus Equity Plan (the “Omnibus Equity Plan”). As described in the Company’s definitive proxy statement for the annual meeting, the Company’s employees, executive officers, non-employee directors and consultants are eligible to be granted awards under the Omnibus Equity Plan. Although no awards have been granted to date, it is anticipated that awards will be granted in the future as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time consistent with terms of the Omnibus Equity Plan. A more detailed description of the Omnibus Equity Plan can be found in the Company’s definitive proxy statement for the annual meeting which was filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2009 under “Approval and Adoption of the Chart Industries, Inc. 2009 Omnibus Equity Plan” and is incorporated herein by reference. A copy of the Omnibus Equity Plan was also attached as Appendix A to the Company’s definitive proxy statement and is included as Exhibit 10.1 and incorporated herein by reference.

The Company’s stockholders also approved the Chart Industries, Inc. 2009 Incentive Compensation Plan (the “Incentive Compensation Plan”) at the annual meeting. The Incentive Compensation Plan is intended to provide a framework for performance-based cash incentives for executive officers and key employees for the next five years. Although no awards have been granted to date, it is anticipated that awards will be granted to the Company’s executive officers and key employees in the future as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time consistent with terms of the Incentive Compensation Plan. A more detailed description of the Incentive Compensation Plan can be found in the Company’s definitive proxy statement for the annual meeting which was filed with the SEC on April 7, 2009 under “Approval and Adoption of the Chart Industries, Inc. 2009 Incentive Compensation Plan” and is incorporated herein by reference. A copy of the Incentive Compensation Plan was also attached as Appendix B to the Company’s definitive proxy statement and is included as Exhibit 10.2 and incorporated herein by reference.

Item 8.01	Other Events.

The Chart Industries Inc. annual meeting of stockholders was held on May 19, 2009. At the meeting the following matters were submitted to a vote of stockholders:

•	the election of seven directors for a term of one year;

•	the approval and adoption of the Chart Industries, Inc. 2009 Omnibus Equity Plan;

•	the approval and adoption of the Chart Industries, Inc. 2009 Incentive Compensation Plan; and

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2009.

As of the record date of March 24, 2009, there were 28,403,491 shares of common stock outstanding and entitled to vote at the meeting. The holders of 25,937,838 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all the directors were re-elected and all other proposals submitted to stockholders were approved. The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	25,136,440	801,398	0
W. Douglas Brown	25,417,392	520,446	0
Richard E. Goodrich	24,851,869	1,085,969	0
Steven W. Krablin	24,207,634	1,730,204	0
Michael W. Press	24,825,634	1,112,204	0
James M. Tidwell	25,419,766	518,072	0
Thomas L. Williams	24,062,244	1,875,594	0

The vote with respect to the Chart Industries, Inc. 2009 Omnibus Equity Plan was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval and Adoption of the Chart Industries, Inc. 2009 Omnibus Equity Plan	20,703,821	1,657,683	88,380	3,487,954

The vote with respect to the Chart Industries, Inc. 2009 Incentive Compensation Plan was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval and Adoption of the Chart Industries, Inc. 2009 Incentive Compensation Plan	21,871,880	493,166	84,838	3,487,954

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Accounting Firm	25,796,976	70,242	70,620	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Chart Industries, Inc. 2009 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 7, 2009 (File No. 001-11442)).

10.2	Chart Industries, Inc. 2009 Incentive Compensation Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement filed with the SEC on April 7, 2009 (File No. 001-11442)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: May 20, 2009

	By:	/s/ Matthew J. Klaben
Matthew J. Klaben
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Chart Industries, Inc. 2009 Omnibus Equity Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 7, 2009 (File No. 001-11442)).

10.2	Chart Industries, Inc. 2009 Incentive Compensation Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement filed with the SEC on April 7, 2009 (File No. 001-11442)).